Exhibit 10.34

Execution Version

WAIVER AND FIRST AMENDMENT TO CREDIT AGREEMENT

This WAIVER AND FIRST AMENDMENT TO CREDIT AGREEMENT

(this “Amendment”) is made and entered into as of November 30, 2023 by and among AVITA MEDICAL, INC., a Delaware corporation (the “Borrower”), ORCO IV LLC, as a Lender (the “Initial Lender”), and ORCO IV LLC, as administrative agent for the Lenders (together with its Affiliates, successors, transferees and assignees, the “Administrative Agent”).

WHEREAS, the Borrower, the Initial Lender and the Administrative Agent entered into a Credit Agreement, dated as of October 18, 2023 (the “Credit Agreement”), pursuant to which the Lenders have extended credit to the Borrower on the terms set forth therein;

WHEREAS, pursuant to the definition of “Excluded Subsidiaries” in Section 1.1 of the Credit Agreement and Section 7.12(a)(i)(B) of the Credit Agreement, the amount of cash and Cash Equivalent Investments held by Excluded Subsidiaries shall not exceed $250,000 (the “Excluded Subsidiary Cash Cap” and such requirements, the “Existing Subsidiary Cash Cap Requirement”);

WHEREAS, the Excluded Subsidiaries have held, now hold and will continue to hold, to (and including) December 31, 2023 (or such later date agreed to by the Administrative Agent in its sole discretion), cash and Cash Equivalent Investments in excess of the Excluded Subsidiary Cash Cap (the “Existing Excluded Subsidiary Cash Cap Default”);

WHEREAS, pursuant to Section 7.12(a) and Section 7.16(e), the Borrower and each Guarantor are required to cause their accounts (other than Excluded Accounts) to be Controlled Accounts, subject to an account control agreement in form and substance reasonably acceptable to the Administrative Agent;

WHEREAS, pursuant to Section 10.1 of the Credit Agreement, the Credit Agreement may be amended by an instrument in writing signed by each of the Borrower and the Lenders and acknowledged by the Administrative Agent;

WHEREAS, the Initial Lender comprises all Lenders under the Credit Agreement;

and

WHEREAS, the Borrower and the Initial Lender desire to amend certain provisions of the Credit Agreement as provided in this Amendment.

NOW, THEREFORE, in consideration of the mutual agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.
Definitions; Loan Document. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement. This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.
2.
Waiver. The Initial Lender hereby (i) waives the Existing Excluded Subsidiary Cash Cap Default and (ii) solely from the First Amendment Effective Date to (and including) December 31, 2023 (or such later date agreed to by the Administrative Agent in its sole discretion), agrees that the Excluded Subsidiary Cash Cap shall be $675,000. The Initial Lender waives any Default or Event of Default that has or may have occurred or would otherwise arise solely as a result thereof. Notwithstanding the amendments set forth herein, the Borrower shall immediately recommence (or cause to be recommenced) compliance with the Excluded Subsidiary Cash Cap Requirement as in effect prior to this Amendment and related provisions under the Credit Agreement at all times after December 31, 2023 (or such later date agreed to by the Administrative Agent in its sole discretion).

3.
Amendments to Section 1.1.
(a)
Section 1.1 of the Credit Agreement is hereby amended by inserting the following new defined terms therein in the proper alphabetical order:

“First Amendment” means the Waiver and First Amendment to the Agreement, dated as of the First Amendment Effective Date, among the Borrower, the Lenders and the Administrative Agent.

“First Amendment Effective Date” means November 30, 2023.

(b)
The definition of “Loan Documents” in Section 1.1 of the Credit Agreement is hereby amended by inserting “the First Amendment,” immediately after the phrase “the Security Agreement,”.
4.
Amendments to Section 7.16. Section 7.16 of the Credit Agreement is hereby amended by (i) replacing the phrase “within 30 days of the Closing Date” in clause (e) thereof with the phrase “on or prior to December 4, 2023”, (ii) replacing the phrase “within 45 days of the Closing Date” in clause (a) thereof with the phrase “on or prior to January 5, 2024”, and (iii) inserting new clauses (h), (i) and (j) immediately after clause (g) thereof, as follows:

“(h) with respect to the Controlled Accounts constituting securities accounts existing as of the First Amendment Effective Date (the “Securities Accounts”), the Borrower will, concurrently with the dashboard delivered under Section 7.1(i), provide a statement certifying or evidence of correspondence with the securities intermediary of the Securities Accounts regarding its form of securities account control agreement and status updates, if any, on such securities intermediary’s internal audit of such form control agreement with respect to the Securities Accounts (the updated form resulting from such internal audit, the “Updated SACA”);

(i) within 180 days of the First Amendment Effective Date (or such later date agreed to by the Administrative Agent in its sole discretion), the Administrative Agent shall have received evidence that the Securities Accounts are subject to a Control Agreement in a form based on the Updated SACA and subject to such modifications as the Administrative Agent and such securities intermediary shall agree, and which Control Agreement shall be in form and substance reasonably acceptable to the Administrative Agent; and

(j) until the covenant in Section 7.16(i) is satisfied, the Borrower and its Subsidiaries shall comply with the Borrower’s investment policy as in effect on the First Amendment Effective Date and will continue to comply with such investment policy and will not amend such investment policy to allow use of margin in the Securities Accounts.”

5.
Conditions to Effectiveness of Amendment. This Amendment shall become effective upon receipt by the Initial Lender, the Administrative Agent and the Borrower of a counterpart signature of the other to this Amendment duly executed and delivered by each of the

Initial Lender, the Administrative Agent and the Borrower.
6.
Expenses. The Borrower agrees to pay on demand all expenses of the Administrative Agent and the Lenders (including, without limitation, the fees and out-of-pocket expenses of Covington & Burling LLP, counsel to the Administrative Agent and the Lenders) incurred in connection with the negotiation, preparation, execution and delivery of this Amendment.
7.
Representations and Warranties. The Borrower represents and warrants to the Lenders, as of the effective date of this Amendment, as follows:
(a)
Until Section 7.16(i) of the Credit Agreement (as amended by this Amendment) is satisfied, the Borrower represents, warrants and confirms that it and its Subsidiaries have complied with the Borrower’s investment policy as in effect on the date hereof, will continue to comply with such investment policy and will not amend such investment policy to allow use of margin in the Securities Accounts.
(b)
After giving effect to this Amendment, the representations and warranties of the Borrower and the Subsidiaries contained in the Credit Agreement or any other Loan Document are true and correct in all material respects as of the date hereof (except (i) with respect to representations and warranties expressly made as of an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date and (ii) if any such representation or warranty contains any materiality qualifier, such representation or warranty is true and correct in all respects).
(c)
After giving effect to this Amendment, no Default or Event of Default under the Credit Agreement has occurred and is continuing or would result from the effectiveness of this Amendment.
8.
No Implied Amendment or Waiver. Except as expressly set forth in this Amendment, this Amendment shall not, by implication or otherwise, limit, impair, constitute a waiver of or otherwise affect any rights or remedies of the Administrative Agent and the Lenders under the Credit Agreement or the other Loan Documents, or alter, modify, amend or in any way affect any of the terms, obligations or covenants contained in the Credit Agreement or the other Loan Documents, all of which shall continue in full force and effect. Nothing in this Amendment shall be construed to imply any willingness on the part of the Administrative Agent or any Lender to agree to or grant any similar or future amendment, consent or waiver of any of the terms and conditions of the Credit Agreement or the other Loan Documents.
9.
Waiver and Release. TO INDUCE THE ADMINISTRATIVE AGENT AND THE LENDERS TO AGREE TO THE TERMS OF THIS AMENDMENT, THE BORROWER AND ITS AFFILIATES (COLLECTIVELY, THE “RELEASING PARTIES”) REPRESENT AND WARRANT THAT, AS OF THE DATE HEREOF, THERE ARE NO CLAIMS OR OFFSETS AGAINST, OR RIGHTS OF RECOUPMENT WITH RESPECT TO, OR DISPUTES OF, OR DEFENSES OR COUNTERCLAIMS TO, THEIR OBLIGATIONS UNDER THE LOAN DOCUMENTS, AND IN ACCORDANCE THEREWITH THE RELEASING PARTIES:
(a)
WAIVE ANY AND ALL SUCH CLAIMS, OFFSETS, RIGHTS OF RECOUPMENT, DISPUTES, DEFENSES AND COUNTERCLAIMS, WHETHER KNOWN OR UNKNOWN, ARISING PRIOR TO THE DATE HEREOF.
(b)
FOREVER RELEASE, RELIEVE, AND DISCHARGE THE ADMINISTRATIVE AGENT, THE LENDERS, THEIR AFFILIATES AND THEIR RESPECTIVE OFFICERS, DIRECTORS, SHAREHOLDERS, MEMBERS,

PARTNERS, PREDECESSORS, SUCCESSORS, ASSIGNS, ATTORNEYS, ACCOUNTANTS, AGENTS, EMPLOYEES, AND REPRESENTATIVES (COLLECTIVELY, THE “RELEASED PARTIES”), AND EACH OF THEM, FROM ANY AND ALL CLAIMS, LIABILITIES, DEMANDS, CAUSES OF ACTION, DEBTS, OBLIGATIONS, PROMISES, ACTS, AGREEMENTS, AND DAMAGES, OF WHATEVER KIND OR NATURE, WHETHER KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, CONTINGENT OR FIXED, LIQUIDATED OR UNLIQUIDATED, MATURED OR UNMATURED, WHETHER AT LAW OR IN EQUITY, WHICH THE RELEASING PARTIES EVER HAD, NOW HAVE, OR MAY, SHALL, OR CAN HEREAFTER HAVE, DIRECTLY OR INDIRECTLY ARISING OUT OF OR IN ANY WAY BASED UPON, CONNECTED WITH, OR RELATED TO MATTERS, THINGS, ACTS, CONDUCT, AND/OR OMISSIONS AT ANY TIME FROM THE BEGINNING OF THE WORLD THROUGH AND INCLUDING THE DATE HEREOF, INCLUDING WITHOUT LIMITATION ANY AND ALL CLAIMS AGAINST THE RELEASED PARTIES ARISING UNDER OR RELATED TO ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREBY.
(c)
IN CONNECTION WITH THE RELEASE CONTAINED HEREIN, ACKNOWLEDGE THAT THEY ARE AWARE THAT THEY MAY HEREAFTER DISCOVER CLAIMS PRESENTLY UNKNOWN OR UNSUSPECTED, OR FACTS IN ADDITION TO OR DIFFERENT FROM THOSE WHICH THEY KNOW OR BELIEVE TO BE TRUE, WITH RESPECT TO THE MATTERS RELEASED HEREIN. NEVERTHELESS, IT IS THE INTENTION OF THE RELEASING PARTIES, THROUGH THIS AMENDMENT AND WITH ADVICE OF COUNSEL, FULLY, FINALLY, AND FOREVER TO RELEASE ALL SUCH MATTERS, AND ALL CLAIMS RELATED THERETO, WHICH DO NOW EXIST, OR HERETOFORE HAVE EXISTED. IN FURTHERANCE OF SUCH INTENTION, THE RELEASES HEREIN GIVEN SHALL BE AND REMAIN IN EFFECT AS A FULL AND COMPLETE RELEASE OR WITHDRAWAL OF SUCH MATTERS

NOTWITHSTANDING THE DISCOVERY OR EXISTENCE OF ANY SUCH ADDITIONAL OR DIFFERENT CLAIMS OR FACTS RELATED THERETO.

(d)
COVENANT AND AGREE NOT TO BRING ANY CLAIM, ACTION, SUIT, OR PROCEEDING AGAINST THE RELEASED PARTIES, DIRECTLY OR INDIRECTLY, REGARDING OR RELATED IN ANY MANNER TO THE MATTERS RELEASED HEREBY, AND FURTHER COVENANT AND AGREE THAT THIS AMENDMENT IS A BAR TO ANY SUCH CLAIM, ACTION, SUIT, OR PROCEEDING.
(e)
REPRESENT AND WARRANT TO THE RELEASED PARTIES THAT THEY HAVE NOT HERETOFORE ASSIGNED OR TRANSFERRED, OR PURPORTED TO ASSIGN OR TRANSFER, TO ANY PERSON OR ENTITY ANY CLAIMS OR OTHER MATTERS HEREIN RELEASED.
(f)
ACKNOWLEDGE THAT THEY HAVE HAD THE BENEFIT OF INDEPENDENT LEGAL ADVICE WITH RESPECT TO THE ADVISABILITY OF ENTERING INTO THIS RELEASE AND HEREBY KNOWINGLY, AND UPON SUCH ADVICE OF COUNSEL, WAIVE ANY AND ALL APPLICABLE RIGHTS AND BENEFITS UNDER, AND PROTECTIONS OF, CALIFORNIA CIVIL CODE SECTION 1542, AND ANY AND ALL STATUTES AND DOCTRINES OF SIMILAR EFFECT. CALIFORNIA CIVIL CODE SECTION 1542 PROVIDES AS FOLLOWS:

A general release does not extend to claims that the creditor or releasing party does not know or suspect to exist in his or her favor at the time of executing the release, and that if known by him or her, would have materially affected his or her settlement with the debtor or released party.

10.
Counterparts; Governing Law. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be an original and all of which shall constitute together but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by email (e.g., “pdf” or “tiff”) or telecopy shall be effective as delivery of a manually executed counterpart of this Amendment. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5- 1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

AVITA MEDICAL, INC.

as the Borrower

By: /s/ James Corbett

Name: James Corbett

Title: Chief Executive Officer

[Signature Page to Waiver and First Amendment to Credit Agreement]

ORCO IV LLC

as Lender

By: OrbiMed Royalty & Credit Opportunities IV, LP, its Sole Member

By: OrbiMed ROF IV LLC, its General Partner

By: OrbiMed Advisors LLC, its Managing Member

By: /s/ Matthew Rizzo

Name: Matthew Rizzo

Title: Member

ACKNOWLEDGED BY:

ORCO IV LLC

as the Administrative Agent

By: OrbiMed Royalty & Credit Opportunities IV, LP, its Sole Member

By: OrbiMed ROF IV LLC, its General Partner

By: OrbiMed Advisors LLC, its Managing Member

By: /s/ Matthew Rizzo

Name: Matthew Rizzo

Title: Member

[Signature Page to Waiver and First Amendment to Credit Agreement]